EXHIBIT 99.3

FORM OF WARRANT

THE WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO FIBERSTARS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION.

FIBERSTARS, INC.

Warrant for the purchase of         shares of Common Stock

No. W -CS	June 17, 2003

THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                                 . or registered assigns (the “Holder”), is the registered holder of this warrant (the “Warrant”), entitling the Holder to subscribe for and purchase from FIBERSTARS, INC., a California corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing from December 17, 2003 and ending on 5:00 p.m. (Pacific time) on the date of the fifth anniversary of the date hereof (the “Exercise Period”), up to an aggregate of            fully paid and non-assessable shares (the “Warrant Shares”) of the Company’s Common Stock (“the Common Stock”), at an initial exercise price (subject to adjustment as set forth herein, the “Exercise Price”) per share equal to $4.50 per share, upon surrender of this Warrant and payment of the Exercise Price as provided in Section 2.  As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

Warrant.  This Warrant is one of the Warrants issued pursuant to Section 1.1 of that certain Securities Purchase Agreement dated as of June 17, 2003 among the Company and the persons referred to therein (the “Purchase Agreement”).

1.                                       Exercise of Warrant

(a)                                  This Warrant may be exercised, in whole at any time or in part from time to time, during the Exercise Period by the surrender of this Warrant (with the Election to Exercise attached hereto), to the Company at its main office, or such other place which the Company may designate in writing, together with proper payment of an amount equal to the product of the Exercise Price and the number of Warrant Shares being exercised (the “Aggregate Warrant Price”).  Payment of the Aggregate Warrant Price shall be made by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company.  If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder shall be entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.  Upon surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair market value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

(b)                                 Cashless Exercise.  Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Warrant Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) – (A x C)
B

For purposes of the foregoing formula:

A              =                 the total number of shares with respect to which this Warrant is then being exercised.

B                =                 the closing sale price of the Common Stock (as reported by the Wall Street Journal) on the date immediately preceding the date of the Exercise Notice.

C                =                 the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3.                                       Registration, Transfers and Registration Rights.

(a)                                  Registration.  Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) maintained by the Company or its transfer agent as they are issued.  The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound by any notice to contrary or to recognize any equitable or other claim to or interest in such Warrant on the part of any other person; provided, however, the Holder may transfer this Warrant to one or more of its affiliates if such affiliate is an “accredited investor” under Regulation D under the Act and agrees to be bound by the terms and obligations of this Warrant and the Purchase Agreement.

(b)                                 Transfers.  This Warrant and the Warrant Shares issued upon the exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).  The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the

Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise transfer any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws and other than in a transaction covered by an effective registration statement filed under or exempted from the registration requirements of the Act.

(c)                                  Registration Rights.  The Company is obligated to register the Warrant Shares for resale under the Act pursuant to the Purchase Agreement.  The shares of Common Stock issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Purchase Agreement).  Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Purchase Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Purchase Agreement applicable to such holder as a holder of such Registrable Shares.

4.                                       Adjustment of Exercise Price and Number of Shares.

(a)                                  Subdivision and Combination.  In case the Company shall at any time subdivide (by stock split, stock dividend or otherwise) or combine the outstanding Common Stock, the Exercise Price shall be decreased, in the case of subdivision, or increased, in the case of combination, in the same proportion as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

(b)                                 Adjustment in Number of Shares.  Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c)                                  Merger or Consolidation.  In case the Company after the date hereof (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional Common Stock for which adjustment in the Exercise Price is provided in this Section 8), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Warrant Shares issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or other securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which the Holder would actually have been entitled as shareholder upon such consummation if the Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4.

(d)                                 Assumption of Obligations.  Notwithstanding anything contained in this Warrant to the contrary, the Company will not effect any of the transactions described in clauses (i) through (iv) of Section 4(c) unless, prior to the consummation thereof, each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (b) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive.

(e)                                  Notice of Adjustment Events.  Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this Section 4, the Company shall use its reasonable best efforts to notify the Holder of this Warrant, at least thirty (30) days prior to the record date with respect to such event or, if no record date shall be established, at least thirty (30) days prior to such event, a notice specifying (i) the nature of the contemplated event, (ii) the date of which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective and (iv) the time, if any is to be fixed, when the holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable in connection with such event.

(f)                                    Notice of Adjustments.  Whenever the Exercise Price or the kind of securities or property issuable upon exercise of this Warrant, or both, shall be adjusted pursuant to this Section 4, the Company shall make a certificate signed by an executive officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method of which such adjustment was calculated (including a description of the basis on which the Company made any determination hereunder), and the Exercise Price and the kind of securities or property issuable upon exercise of this Warrant after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder promptly after each adjustment.

5.                                       Reservation of Shares; Fully Paid Stock.

(a)                                  The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

(b)                                 The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be duly and validly issued, fully paid, non-assessable, and the Holder shall receive good and valid title to such shares free and clear from any adverse claim (as defined in the applicable Uniform Commercial Code), except such as have been created by the Holder.

6.                                       Taxes.  The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7.                                       Legend.  Unless subject to an effective registration statement filed with the United States Securities and Exchange Commission, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

(a)                                  The following legend under the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO FIBERSTARS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION.”

(b)                                 Such other legends as may be required under state securities laws.

8.                                       Replacement Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant at the principal office of the Company if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the holder thereof a new Warrant of like date, tenor, and denomination.

9.                                       Notices.

(a)                                  Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by facsimile (with receipt confirmed and promptly confirmed by personal delivery, U.S. first class mail, or courier), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

If to the Company:

Fiberstars, Inc.

44259 Nobel Drive

Fremont California 94538

Attention:  David N. Ruckert, CEO

Facsimile:  (510) 490-0947

Telephone:  (650) 490-0719

with a copy to:

Pillsbury Winthrop LLP

2550 Hanover Street

Palo Alto, California 94304

Attention:  Richard Bebb

Facsimile:  (650) 233-4545

Telephone:  (650) 233-4500

If to Holder:

See the address provided by the Holder on its counter-part signature page to the Purchase Agreement.

10.                                 Warrant Holder Not Shareholder.  The Holder of any Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Warrant.

11.                                 Remedies.  The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms hereof, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12.                                 Headings. The headings contained in this Warrant are for convenience of reference only and are not part of this Warrant.

13.                                 Applicable Law.  This Warrant shall be construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date set forth above.

FIBERSTARS, INC.,
a California corporation

By:

Name:

Title: